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                                                                [EXECUTION COPY]


                               SECURITY AGREEMENT


                 SECURITY AGREEMENT, dated as of March 30, 1998, among EVENFLO & SPALDING HOLDINGS CORPORATION, a Delaware corporation ("Holdings"), SPALDING & EVENFLO COMPANIES, INC., a Delaware corporation (the "Borrower"), the undersigned Subsidiaries of the Borrower (each a "Subsidiary Grantor" and collectively, the "Subsidiary Grantors"; Holdings, the Borrower and the Subsidiary Grantors, collectively, the "Grantors") and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION ("BofA"), as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") from time to time parties to the Liquidity Facility dated as of March 30, 1998 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Liquidity Facility"), among the Borrower, the Lenders, Merrill Lynch Capital Corporation, as documentation agent (in such capacity, the "Documentation Agent") for the Lenders, NationsBank N.A. South, as syndication agent (in such capacity, the "Syndication Agent") and the Administrative Agent.


                              W I T N E S S E T H

                 WHEREAS, pursuant to the Liquidity Facility, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein;

                 WHEREAS, (a) Holdings owns 100% of the capital stock of the Borrower, (b) each Subsidiary Grantor is a Subsidiary of the Borrower and (c) Holdings and each Subsidiary Grantor has, pursuant to the Guaranty, guaranteed to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations;

                 WHEREAS, the proceeds of the Loans will be used in part to enable the Borrower to make valuable transfers to the Subsidiary Grantors in connection with the operation of their respective businesses;

                 WHEREAS, Holdings, the Borrower and the Subsidiary Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the Loans; and

                 WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Liquidity Facility that Holdings, the Borrower and the Subsidiary Grantors shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

                 NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties (as defined below) to enter into the Liquidity Facility and to induce the Lenders to make their respective




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Loans, each of the Grantors hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:


                 1.  Defined Terms.

                 1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Liquidity Facility and used herein shall have the meanings given in the Liquidity Facility, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper, Farm Products, Instruments and Investment property.

                 (b)  The following terms shall have the following meanings:

                 "Accounts": with respect to each Grantor, any and all right, title and interest of such Grantor to payment for goods and services sold or leased, including any such right evidenced by Chattel Paper, whether due or to become due, whether or not it has been earned or performed, and whether now or hereafter acquired or arising in the future, including, without limitation, accounts receivable from Affiliates of such person, except to the extent that the grant of a security interest in Accounts owed by Affiliates not incorporated or otherwise organized in the United States of America would result in material adverse tax or legal consequences to such Grantor.

                 "Accounts Receivable": with respect to each Grantor, all right, title and interest of such Grantor to Accounts and all of its right, title and interest in any returned goods, together with all rights, titles, securities and guaranties with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary in each case whether due or become due, whether now or hereafter arising in the future.

                 "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such other Person or (b) to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract or otherwise.

                 "Agreement": this Security Agreement, as the same may be amended, amended and restated, modified or otherwise supplemented from time to time.

                 "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

                 "Collateral":  as defined in Section 2.1 of this Agreement.

                 "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 5.3 or Section 7.2.





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                 "Computer Hardware and Software Collateral" means
         with respect to each Grantor, its interests in the following, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement is not prohibited without the consent of any other Person:

                          (a)  all computer and other electronic data
                 processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

                          (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by each Grantor, designed for use on the computers and electronic data processing hardware described in clause
                 (a) above;

                          (c)  all firmware associated therewith;

                          (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

                          (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

                 "Contracts": with respect to each Grantor, all rights of such Grantor under contracts and agreements to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of such Grantor to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its rights under such contract or agreement is not prohibited without the consent of any other person, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from all such other persons.

                 "Copyright Collateral" means with respect to each Grantor, its interests in the following, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement is not prohibited without the consent of any other Person:

                          (a) all copyrights (including copyrights for semi-conductor chip product mask works) of each Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of each Grantor's right, title and interest in and to all copyrights and mask works registered in





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                 the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works referred to in Item A of Schedule IV attached hereto, and all applications for registration thereof (including pending applications), including the copyright and mask works registrations and applications referred to in Item A of Schedule IV attached hereto, if any, and all copyrights resulting from such applications;

                          (b) all extensions and renewals of any of the items described in clause (a);

                          (c) all copyright and mask works licenses and other agreements providing each Grantor with the right to use any of the items of the type referred to in clauses (a) and (b), including each copyright license referred to in Item B of
                 Schedule IV attached hereto, if any;

                          (d) the right to sue third parties for past, present and future infringements of any of the Copyright Collateral referred to in clauses (a) and (b) and, to the extent applicable, clause (c); and

                          (e) all proceeds of, and rights associated with, the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits and all rights corresponding thereto throughout the world.

                 "Deposit Accounts" means any and all demand, time, savings, passbook or other accounts with a bank or other financial institution.

                 "Documents": with respect to each Grantor, all Instruments, files, records, ledger sheets and documents covering or relating to any of the Accounts, Equipment, General Intangibles, Intellectual Property, Inventory or Proceeds.

                 "Equipment": with respect to each Grantor, all equipment, furniture and furnishings, tools, accessories, parts and supplies of every kind and description, wherever located, now or hereafter existing, and all improvements, accessions or appurtenances thereto, including Fixtures, and all other tangible personal property whether or not similar to any of the foregoing items which are now or hereafter acquired by such Grantor.

                 "Fixtures": with respect to each Grantor, all items that would otherwise constitute items of Collateral, whether now owned or hereafter acquired, that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto to the extent that a security interest therein may be perfected by filing a financing statement in the applicable jurisdiction set forth on Schedule I hereto.

                 "General Intangibles": with respect to each Grantor, as defined in the Uniform Commercial Code in effect in the State of New York on the date hereof to the extent, in the case of any General Intangibles arising under any contract or agreement, that the grant by such Grantor of a security interest pursuant to this Agreement in its rights under such contract or agreement is not prohibited without the consent of any other person, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from all such




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         other persons (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents), provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Account or General Intangible or any money or other amounts due or to become due under any such contract or agreement to the extent provided in Section 9-318 of the Code as in effect on the date hereof, and provided, further, that "General Intangibles" shall not include any of the items within Section 2.1(h) herein and any General Intangibles owed by Affiliates not incorporated or otherwise organized in the United States of America to the extent that the grant of a security interest in such General Intangibles would result in material adverse tax or legal consequences to such Grantor.

                 "Indemnitee": the Secured Parties and their respective officers, directors, trustees, affiliates and controlling persons.

                 "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

                 "Inventory": with respect to each Grantor, all right, title and interest of such Grantor in and to goods intended for sale or lease by such person, or consumed in such person's business (including, without limitation, all operating parts and supplies), together with all raw materials and finished goods, whether now owned or hereafter acquired or arising.

                 "Junior Security Agreement": means the Security Agreement to be executed by the Grantors in favor of BofA, as administrative agent under, and for the ratable benefit of the administrative agent, the documentation agent, the syndication agent, the swing line lender, the fronting lender and the other lenders, in each case, parties to, the Holdings Credit Agreement.

                 "Material Intellectual Property Collateral": means the following Trademarks: Spalding, Top-Flite, Etonic, Evenflo, Snugli, Gerry, Dudley, Strata and Hogan.

                 "Obligations": the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or any Lender (including, without limitation, interest accruing at the then-applicable rate provided in the Liquidity Facility after the maturity of the Loans and interest accruing at the then-applicable rate provided in the Liquidity Facility after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, that may arise under, out of, or in connection with, the Liquidity Facility, the other Loan Documents or any other documents made, delivered or given in connection therewith, whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by Holdings, the Borrower or any Subsidiary Grantor pursuant to the terms of the Liquidity Facility or any other Loan Document) and all obligations of each Obligor (other than the Borrower) now or hereafter existing under this Agreement and each other Loan Document to which it is or may become a party.





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                 "Patent Collateral" means with respect to each
         Grantor, its interests owned in the following, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement is not prohibited without the consent of any other
         Person:

                          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of
                 Schedule V attached hereto;

                          (b)  all reissues, divisions, continuations,
                 continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

                          (c) all patent licenses and other agreements providing each Grantor with the right to use any of the items of the type referred to in clauses (a) and (b), including each patent license referred to in Item B of Schedule V attached hereto;

                          (d) the right to sue third parties for past, present or future infringements of any Patent Collateral described in clauses (a) and (b) and, to the extent applicable, clause (c); and

                          (e) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule V attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule V attached hereto, and all rights corresponding thereto throughout the world.

                 "Person" means an individual, a partnership, a corporation, a limited liability company, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture or Governmental Authority.

                 "Proceeds": with respect to each Grantor, any consideration received from the sale, exchange or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include, without limitation, (a) all cash and negotiable Instruments received or held on behalf of the Administrative Agent pursuant to Section 5.3 and (b) any claim of such Grantor against a third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) any and all amounts from time to time paid or payable under or in connection with any of the Collateral.

                 "Secured Parties": (a) the Lenders, (b) the Administrative Agent, (c) the Documentation Agent and (d) the Syndication Agent.

                 "Select Liens":  means Liens permitted pursuant to
         Section 8.1 of the Holdings Credit Agreement, incorporated by reference in Article VIII of the Liquidity Facility, other than




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         Specified Liens and Liens permitted pursuant to Section 8.1(a)
         of the Holdings Credit Agreement.

                 "Specified Equipment" means Equipment, the aggregate book value of which does not exceed $100,000, consisting of certain injection mold machinery.

                 "Specified Liens" means Liens permitted pursuant to Sections 8.1(b), (f), (h), (l), (q) and (r) of the Holdings Credit Agreement, incorporated by reference in Article VIII of the Liquidity Facility, which Liens do not as of the Closing Date, in the aggregate, secure obligations valued in excess of $5,000,000.

                 "Subject IP Collateral" is defined in clause (a) of Section
         3.7.

                 "Subsidiary": a Subsidiary incorporated or otherwise organized in the United States of America.

                 "Trademark Collateral" means with respect to each Grantor, its interests owned in the following, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement is not prohibited without the consent of any other Person:

                          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature and designs (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing in the United States or hereafter adopted or acquired in the United States, and all registrations and recordings thereof and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademarks Office, including those referred to in Item A of
                 Schedule VI attached hereto, and all renewals thereof;

                          (b) all Trademark licenses and other agreements providing each Grantor with the right to use any items of the type described in clause (a), including each Trademark license referred to in Item B of Schedule VI attached hereto, and all renewals thereof;

                          (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a);

                          (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

                          (e) all proceeds of, and rights associated with, the foregoing, including any claim by each Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Schedule VI attached hereto, or for any injury to the goodwill associated with the





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                 use of any such Trademark or for breach or enforcement of any
                 Trademark license and all rights corresponding thereto throughout the world.

                 "Trade Secrets Collateral" means with respect to each Grantor, its interests in the following, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement is not prohibited without the consent of any other Person: all common law and statutory trade secrets and all other confidential or proprietary or useful information (to the extent such confidential, proprietary or useful information is protected by each Grantor against disclosure and is not readily ascertainable) and all know-how obtained by or used in or contemplated at any time for use in the business of each Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in
         Schedule VII attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

                 1.2 Other Definitional Provisions. (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

                 (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                 2.  Security Interest.

                 2.1 Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due, whether at the stated maturity, by acceleration, upon one or more dates set for prepayment or otherwise of the Obligations (including the payment of all amounts that constitute part of the Obligations and would be owed by the Obligors to the Administrative Agent or the Secured Parties under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any such Obligor), each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a first priority security interest in all of the following property now owned or at any time hereafter acquired by such Grantor, subject only to Liens permitted pursuant to Section 3.3 hereof (collectively, with respect to each Grantor, the "Collateral"):

                 (a)  all Accounts Receivable;

                 (b)  all Contracts;

                 (c)  all Documents;

                 (d)  all Equipment;





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                 (e)  all General Intangibles;

                 (f)  all Instruments;

                 (g)  all Inventory;

                 (h)  all Intellectual Property Collateral;

                 (i)  all Investment property;

                 (j)  all books and records pertaining to the Collateral;

                 (k) all other personal property in which a security interest may be perfected by filing a financing statement in the applicable jurisdictions set forth in Schedule I hereto; and

                 (l) to the extent not otherwise included, all Proceeds, products, offspring, rents, issues, profits, returns and income of any and all of the foregoing.

Notwithstanding anything contained in this Agreement or any Loan Document to the contrary, "Collateral" shall not include any property of the type specified in Sections 2.1(b), (d) (to the extent such Equipment constitutes Fixtures),
(e), (f), (g) and (h) if the granting of a Lien by such Grantor hereunder would violate the terms of, or otherwise constitute a default under, any document or instrument to which any Grantor is a party (other than those documents or Instruments between or among any of the Grantors only) relating to the ownership of, or pertaining to any rights or interests held in, such property.

                 Such security interests are granted as security only and shall not subject any Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                 2.2 Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all Obligations of the Grantors hereunder, shall be absolute and unconditional, irrespective of

                 (a) any lack of validity or enforceability of the Liquidity Facility, any Note or any other Loan Document,

                 (b)  the failure of any Secured Party,

                          (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Liquidity Facility, any Note, any other Loan Document or otherwise, or

                          (ii) to exercise any right or remedy against any guarantor of, or collateral securing, any Obligations,

                 (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation,





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                 (d)  any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise,

                 (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of the Liquidity Facility, any Note or any other Loan Document,

                 (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations, or

                 (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

                 2.3 Postponement of Subrogation, etc. No Grantor will exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all Obligations, the irrevocable termination of all Commitments. Any amount paid to a Grantor on account of any payment made hereunder prior to the payment in full in cash of all Obligations and the irrevocable termination of all Commitments shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Secured Parties and credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of Section 7.3; provided, however, that if

                 (a) any Grantor has made payment to the Secured Parties of all or any part of the Obligations, and

                 (b) all Obligations have been paid in full in cash, all Commitments have been irrevocably terminated,

each Secured Party agrees that, at such Grantor's request and expense, the Secured Parties will execute and deliver to the applicable Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment by such Grantor. In furtherance of the foregoing, for so long as any Obligations remain outstanding or Commitments remain outstanding, each Grantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to any Secured Party.

                 3. Representations and Warranties. Each Grantor hereby represents as follows:

                 3.1 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and any other Liens permitted to exist pursuant to the Liquidity Facility, if any (the "Permitted Liens"), each Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement,





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financing statement or other public notice with respect to all or any part of such Collateral is on file or of record in any public office, except such as have been filed, pursuant to this Agreement, in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, or in respect of Permitted Liens.

                 3.2 Authority. Each Grantor has full power and authority to grant to the Administrative Agent the security interest in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

                 3.3 Enforceable Obligation; Perfected, First Priority Security Interests. This Agreement constitutes a legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and the security interests granted pursuant to this Agreement (a) upon-completion of the filings and other actions specified in
Schedule I hereto shall constitute perfected security interests in the Collateral (other than as to the Specified Equipment) in favor of the Administrative Agent for the ratable benefit of the Secured Parties, and (b) are prior to all other Liens on the Collateral in existence on the date hereof, except for any Specified Liens and Select Liens.

                 3.4 Inventory and Equipment. The Inventory and the Equipment owned by such Grantor are kept at the locations listed in Schedule II hereto, which shall be updated from time to time in accordance with Section 4.5 of this Agreement, or at such other locations as shall be permitted by Section 4.4.

                 3.5 Chief Executive Office. As of the Closing Date, each Grantor's chief executive office and chief place of business is located at the location under its signature set forth below.

                 3.6  Intentionally Omitted.

                 3.7 Intellectual Property Collateral. With respect to any Material Intellectual Property Collateral maintained in the United States and any other market material to the Borrower's and its Subsidiaries' businesses, each Grantor has kept such Material Intellectual Property Collateral registered with the applicable federal, state or foreign authority, as the case may be, with an appropriate notice of such registration and has taken all reasonable steps to maintain such Material Intellectual Property Collateral and any and all rights with respect thereto and has not abandoned, or permitted to become unenforceable, any Material Intellectual Property Collateral, in each case, except where the same could not reasonably be expected to have a Material Adverse Effect. No consent of any other Person is required in order for any Grantor to grant a first priority security interest in the Material Intellectual Property Collateral to the Administrative Agent pursuant to this Agreement.

                 4. Covenants. Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until (a) the payment in full in cash of all Obligations, (b) this Agreement is terminated and the security interests created hereby are released and (c) all Commitments are terminated, such Grantor will perform, comply with and be bound by the obligations set forth in this Section:

                 4.1 Delivery of Instruments and Chattel Paper. If an Event of Default shall have occurred and be continuing and if any amount payable under or in connection with any of the Collateral owned by such Grantor shall be or become evidenced by any promissory note, other instrument or Chattel Paper, upon the request of the Administrative Agent, such promissory note, instrument or Chattel Paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

                 4.2 Maintenance of Insurance. Each Grantor shall maintain insurance policies in accordance with the requirements of Section 7.1 of the Liquidity Facility. Within thirty (30) days of the date hereof, the Borrower shall provide the Administrative Agent with a certificate of the Secretary or Assistant Secretary of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries, which certificate shall also indicate where appropriate any such insurance policy for which the Administrative Agent is named as "loss payee" or "additional insured", in accordance with customary practice for transactions of this type, in each case, as reasonably satisfactory to the Administrative Agent and as customary for transactions of this type.

                 4.3 Maintenance of Perfected Security Interest; Further Documentation. (a) Each Grantor shall cause all filings and other actions listed in Schedule I to be taken. Each Grantor shall maintain the security interests created by this Agreement as first, perfected security interests subject only to Liens permitted pursuant to Section 3.3 hereof, and shall defend such security interests against all claims and demands of all persons whomsoever (other than those pursuant to Liens permitted pursuant to Section
3.3 hereof).

                 (b) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of a Grantor, such Grantor shall promptly and duly execute and deliver such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

                 4.4 Changes in Locations, Name, etc. A Grantor shall not, except (x) upon ten (10) days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of a written supplement to Schedule II showing the additional location or locations at which Inventory or Equipment shall be kept, and (y) if filings under the Code or otherwise have been made which maintain in favor of the Administrative Agent a valid, legal and perfected security interest in the Collateral subject to no Liens, other than Liens permitted pursuant to Section 3.3 hereof,

                 (a) permit any of the Inventory or Equipment to be kept at a location other than those listed in Schedule II hereto, except for Inventory and Equipment (i) in transit between locations described in this paragraph (a), (ii) in transit as part of a delivery to a purchaser thereof, (iii) as to Specified Equipment only, when, as part of such Grantor's ordinary course of business, such Specified Equipment is located in jurisdictions where no financing statement in favor of the Administrative Agent has been duly filed, or (iv) transferred to a Foreign Subsidiary in a transaction, in each case, as permitted by the Liquidity Facility;

                 (b) change the location of its chief executive office and chief place of business from that specified in Section 3.5; or

                 (c) change its (i) corporate name or any trade name used to identify it in its conduct of business or in the ownership of its properties, (ii) identity or (iii) corporate structure to such an extent that any financing statement filed in favor of the Administrative Agent in connection with this Agreement would become seriously misleading.

                 4.5 Further Identification of Collateral. Each Grantor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and, subject to Section 4.9 hereof, Deposit Accounts, and such other reports in connection with such Collateral and Deposit Accounts as the Administrative Agent may reasonably request, all in reasonable detail.

                 4.6 Notices. A Grantor shall advise the Administrative Agent promptly in reasonable detail, at its address set forth pursuant to Section
11.2 of the Liquidity Facility of:

                 (a) any Lien (other than security interests created hereby or Permitted Liens) on, any material portion of the Collateral;

                 (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the security interests created hereby or on the aggregate value of (i) the Collateral and (ii) all other Collateral (as such term is defined in the Pledge Agreements) of Holdings, the Borrower and its Subsidiaries taken as a whole; and

                 (c) the changing of the location of any Deposit Account and the creation of a new, and the closing of a theretofore existing, Deposit Account.

                 4.7 Administrative Agent's Liabilities and Expenses; Indemnification. (a) Notwithstanding anything to the contrary provided herein, the Administrative Agent assumes no liabilities with respect to any claims regarding each Grantor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Collateral or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral or the production, marketing, delivery, sale or provision of goods or services under or in connection with any of the Collateral. All of such liabilities shall, as between the Administrative Agent and the Grantors, be borne exclusively by the Grantors.

                 (b) Each Grantor hereby agrees to pay all expenses of the Administrative Agent and to indemnify the Administrative Agent with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Collateral in each case to the extent the Borrower is required to do so pursuant to Section 10.7 of the Liquidity Facility.

                 (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the Pledge Agreements. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in cash in full of the principal and interest under the Liquidity Facility and the termination of the Commitments or this Agreement.

                 4.8  Use and Disposition of Collateral.  A Grantor shall not
(a) make or permit to be made an assignment, pledge or hypothecation of the Collateral, and shall grant no other security interest in such Collateral (other than (i) pursuant hereto, (ii) any Permitted Liens or (iii) pursuant to the Junior Security Agreement) or (b) make or permit to be made any transfer of such Collateral, and shall remain at all times in possession thereof other than transfers to the Administrative Agent pursuant to the provisions hereof; notwithstanding the foregoing, such Grantor may use and dispose of such Collateral in any lawful manner not in violation of the provisions of this Agreement, the Liquidity Facility or any other Loan Document, unless the Administrative Agent shall, after an Event of Default shall have occurred and during the continuance thereof, notify such Grantor not to sell, convey, lease, assign, transfer or otherwise dispose of any such Collateral other than Inventory in the ordinary course of business and other than any other transfers between the Grantors.

                 4.9 Deposit Accounts. Within thirty (30) days of the date hereof, the Borrower shall provide the Administrative Agent with a schedule (which schedule shall (x) be delivered to the Administrative Agent for safekeeping purposes only, and (y) not be delivered to the Lenders except upon their written request therefor in connection with the exercise of rights and remedies pursuant to this Agreement), substantially in the form of Schedule VIII hereto, which schedule shall identify all Deposit Accounts owned by the Grantors and the financial institutions and the locations where such Deposit Accounts are maintained, which schedule shall be updated from time to time in accordance with Sections 4.5 and 4.6 of this Agreement. Subject to, and without limiting the effect of, Section 7.2, following the occurrence and continuance of an Event of Default and at the direction of the Majority Lenders, each Grantor shall make its reasonable best efforts to maintain each of its Deposit Accounts pursuant to a deposit account agreement which is in all respects satisfactory to the Administrative Agent and which provides, among other things, that (a) until the deposit account bank shall have received written notice from the Administrative Agent pursuant to this clause, the deposit account bank will make all payments from the Deposit Account as specified by the applicable Grantor, and, after any such notice, the deposit account bank will make all payments from such Deposit Account to the Administrative Agent for credit to the Collateral Account, (b) the deposit account bank (if other than the Administrative Agent or a Lender) waives all setoff rights (other than setoff rights for reasonable and customary account service charges and fees and amounts based on items that are dishonored by the payor thereof and returned to the deposit account bank), and (c) such deposit account agreement may not be amended without the written consent of the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding clause (a) unless it has given, or is contemporaneously giving, notice pursuant to Section 7.2. In the event that a deposit account bank refuses to enter into a deposit account agreement in accordance with the above listed terms within thirty (30) days of a Grantor's request, the Administrative Agent shall have the right to direct each Grantor to transfer the assets in that deposit account to a bank which will enter into a deposit account agreement in accordance with the above listed terms.

                 4.10 As to Intellectual Property Collateral. With respect to any Material Intellectual Property Collateral maintained in the United States and any other market material to the Borrower's and its Subsidiaries' businesses, each Grantor covenants and agrees to keep such Material Intellectual Property Collateral registered with the applicable federal, state or foreign authority, as the case may be, with an appropriate notice of such registration and covenants and agrees to take all reasonable steps to maintain such Material Intellectual Property Collateral and any and all rights with respect thereto and will not abandon, or permit to become unenforceable, any Material Intellectual Property Collateral, in each case, except where the same could not reasonably be expected to have a Material Adverse Effect. If any Grantor shall own any Intellectual Property, such Grantor shall execute and deliver to the Administrative Agent any documents required to acknowledge or register or perfect the Administrative Agent's interest in any part of the Intellectual Property Collateral.

                 5.  Provisions Relating to Accounts.

                 5.1 Grantors Remain Liable under Accounts. Anything herein to the contrary notwithstanding, a Grantor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. No Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 5.2 Analysis of Accounts. The Administrative Agent shall have the right upon the occurrence and during the continuance of an Event of Default to make test verifications of the Accounts in any manner and through any medium that it considers reasonably advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. At any time and from time to time upon the occurrence and during the continuance of an Event of Default, upon the Administrative Agent's reasonable request and at the expense of each Grantor, each Grantor shall cause independent public accountants or others reasonably satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent's reasonable satisfaction the existence, amount and terms of any Accounts.

                 5.3 Collections on Accounts. (a) The Administrative Agent hereby authorizes each Grantor to collect the Accounts, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by a Grantor during the continuance of such Event of Default, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Administrative Agent, subject to withdrawal by the Administrative Agent as provided in Section 7.3, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor.

                 (b) At the Administrative Agent's reasonable request after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

                 5.4 Representations and Warranties. As of the Closing Date, the place where each Grantor keeps its records concerning its Accounts is at the location listed in Schedule III hereto.

                 5.5 Covenants. (a) The amount represented by each Grantor to the Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of the Accounts shall at such time be in all material respects the correct amount actually owing by such account debtor or debtors thereunder.

                 (b) Upon the occurrence and during the continuance of an Event of Default, a Grantor shall not grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than in the ordinary course of such Grantor's business, in each case if the Administrative Agent has instructed such Grantor not to do so.

                 (c) Unless a Grantor shall deliver ten (10) days' prior written notice identifying the change of location for its books and records, such Grantor shall not remove its books and records from the location specified in Section 5.4.

                 6.  Provisions Relating to Contracts.

                 6.1 Grantors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each Contract to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of such Contract. No Secured Party shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by any such Secured Party of any payment relating to such Contract pursuant hereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 6.2 Communication With Contracting Parties. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent in its own name or in the name of others may communicate with parties to the Contracts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Contracts.

                 7.  Remedies.

                 7.1 Notice to Account Debtors and Contract Parties. Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, a Grantor shall notify account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof during the continuance of such an Event of Default shall be made directly to the Administrative Agent.

                 7.2 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the Secured Parties specified in Section 5.3 with respect to payments of Accounts, if an Event of Default shall occur and be continuing all Proceeds received by a Grantor consisting of cash, checks and other near-cash items shall upon the Administrative Agent's request be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, upon the Administrative Agent's request (it being understood that the exercise of remedies by the Secured Parties in connection with an Event of Default under Sections 9.1(f) or (g) of the Liquidity Facility, shall be deemed to constitute a request by the Administrative Agent for the purposes of this sentence) forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required) and held by the Administrative Agent in a Collateral Account maintained under the sole dominion and control of the Administrative Agent and on terms and conditions reasonably satisfactory to the Administrative Agent. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Secured Parties) shall subject to Section 7.3 continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 7.3.

                 7.3 Application of Proceeds. If an Event of Default shall have occurred and be continuing, and the Administrative Agent shall have requested that a Grantor take any action set forth in Section 5.3(a) or 7.2 or the Administrative Agent shall have taken any action pursuant to Section 7.4, the Administrative Agent shall apply the proceeds as follows:

                 First, to the payment of the reasonable costs and expenses of the Administrative Agent as set forth in Sections 7.4 and 15;

                 Second, to the payment of all amounts of the Obligations owed to the Secured Parties in respect of Loans made by them, pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them;

                 Third, to the payment and discharge in full of the Obligations (other than those referred to above), pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them; and

                 Fourth, after payment in full of all obligations, to the applicable Grantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, any Collateral then remaining.

                 7.4 Code Remedies. If an Event of Default shall have occurred and be continuing, the Administrative Agent, on behalf of the Secured Parties may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code (whether or not, because of the jurisdiction of the Collateral, the Code applies to the applicable

Collateral). Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon a Grantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of (to the extent permitted by law) any right or equity of redemption in a Grantor, which right or equity is hereby, to the extent permitted by law, waived or released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred therein or incidental to the care or safekeeping of any of such Collateral or reasonably relating to such Collateral or the rights of the Administrative Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 7.3, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the Code, need the Administrative Agent account for the surplus, if any, to such Grantor. If any notice of a proposed sale or other disposition of such Collateral shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                 The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, money or balances in accordance with this Agreement. Upon any sale of the Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

                 7.5 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges it may acquire under Section 9-112 of the Code. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

                 8. Administrative Agent's Appointment as Attorney-in-Fact; Administrative Agent's Performance of Grantors' Obligations.

                 8.1 Powers. Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, during the continuance of an Event of Default, as its true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, such Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following upon the occurrence and during the continuance of an Event of Default:

                 (a) in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such money due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

                 (b) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral (other than Permitted Liens), to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof,

                 (c)  to execute, in connection with any sale provided for in
         Section 7.4 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                 (d) (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all money, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against any Grantor with respect to any Collateral; (vi) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; and (vii) generally, to use, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and at the expense of such Grantor, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon such Collateral and the Administrative Agent's and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                 8.2 Performance by Administrative Agent of Grantor's Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation to do so, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                 8.3 Grantor's Reimbursement Obligation. The expenses of the Administrative Agent reasonably incurred in connection with actions undertaken as provided in this Section 8, together with interest thereon at a rate per annum equal to the default rate of interest set forth in Section 2.8(c) of the Liquidity Facility, from the date payment is demanded by the Administrative Agent to the date reimbursed by such Grantor, shall be payable by the Borrower to the Administrative Agent on demand.

                 8.4 Ratification; Power Coupled With An Interest. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                 9. Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. No Secured Party nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of a Grantor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

                 10. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, each Grantor authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of such Grantor in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                 11. Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Liquidity Facility and by such other agreements with respect thereto as may exist from time to time among them but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the other Secured Parties with full and valid authority so to act or refrain from acting.

                 12. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party upon the filing or commencement of any Insolvency Proceeding in respect of any Grantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, such Grantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                 13. Notices. All notices, requests and demands to or upon the Secured Parties or the Grantors under this Agreement shall be given or made in accordance with Section 11.2 of the Liquidity Facility and addressed as follows:

                 (a) if to any Grantor other than the Borrower, in care of the Borrower in accordance with Section 11.2 of the Liquidity Facility;

                 (b) if to the Borrower, in accordance with Section 11.2 of the Liquidity Facility; and

                 (c) if to any Secured Party, in accordance with Section 11.2 of the Liquidity Facility.

                 14. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, the execution and delivery to the Lenders of the Loan Documents, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan, or any fee or any other amount payable under or in respect of this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated.

                 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

                 16. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Grantor or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or any Secured Party or its properties in the courts of any jurisdiction.

                 (b) Each Grantor and each Secured Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                 (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                 17. Release. (a) Unless the Grantors and the Administrative Agent otherwise agree, this Agreement and the security interest created hereunder shall terminate when all Obligations have been fully and indefeasibly paid in full in cash and when the Secured Parties have no further Commitments under the Liquidity Facility, at which time the Administrative Agent shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, all at such Grantor's sole expense, all Uniform Commercial Code termination statements and similar documents prepared by such Grantor which such Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 17(a) shall be without recourse to or warranty by the Administrative Agent.

                 (b) All Collateral used, sold, transferred or otherwise disposed of, in accordance with the terms of the Liquidity Facility (including pursuant to a waiver or amendment of the terms thereof) shall be used, sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created hereunder. In connection with the foregoing, (i) the Administrative Agent shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, all at such Grantor's sole expense, all Uniform Commercial Code termination statements and similar documents prepared by such Grantor which such Grantor shall reasonably request to evidence the release of the Lien and security interest created hereunder with respect to such Collateral and (ii) any representation, warranty or covenant contained herein relating to such Collateral shall no longer be deemed to be made with respect to such used, sold, transferred or otherwise disposed Collateral.

                 18. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereunder shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                 19.  Amendments in Writing; No Waiver; Cumulative Remedies.

                 19.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantors and the Administrative Agent (on behalf of the Lenders or the Majority Lenders, as the case may be).

                 19.2 No Waiver by Course of Conduct. No Secured Party shall by any act (except by a written instrument pursuant to Section 19.1 hereof) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.

                 20. Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                 21. Section Headings. The section and Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                 22. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Grantor and the Secured Parties and their successors and assigns, provided that this Agreement may not be assigned by any Grantor without the prior written consent of the Administrative Agent.

                 23. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Liquidity Facility and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Liquidity Facility.

                 24. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 25. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                 26. Additional Grantors. Pursuant to the Liquidity Facility, each Subsidiary that was not in existence or not a Subsidiary on the date thereof is required to enter into this Agreement as a Grantor upon becoming a Subsidiary. Upon execution and delivery, after the date hereof, by the

Administrative Agent and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                 IN WITNESS WHEREOF, the undersigned have caused this Security Agreement to be duly executed and delivered as of the date first above written.



                                              EVENFLO & SPALDING HOLDINGS
                                                CORPORATION
                                              SPALDING & EVENFLO COMPANIES, INC.
                                              EVENFLO COMPANY, INC.
                                              ETONIC WORLDWIDE CORPORATION
                                              LISCO, INC.
                                              S&E FINANCE CO., INC.
                                              SPALDING SPORTS CENTERS, INC.
                                              ETONIC LISCO, INC.
                                              LISCO FURNITURE, INC.
                                              LISCO FEEDING, INC.
                                              LISCO SPORTS, INC.


                                              By: ______________________________
                                                  Name:  W. Michael Kipphut
                                                  Title: Treasurer and
                                                         Vice President


                                              S&E FINANCE CO., INC.


                                              By: ______________________________
                                                  Name:  Paul L. Whiting
                                                  Title: President and CEO


                                              BANK OF AMERICA NATIONAL TRUST &
                                                SAVINGS ASSOCIATION,
                                                as Administrative Agent


                                              By: ______________________________
                                                  Name:
                                                  Title:

Schedules:

Schedule I       Filings and Other Actions Required to Perfect Security
                 Interests
Schedule II      Inventory and Equipment
Schedule III     Records of Accounts
Schedule IV      Copyrights and Mask Works
Schedule V       Patents
Schedule VI      Trademarks
Schedule VII     Trade Secrets
Schedule VIII    Deposit Accounts

                                                                      SCHEDULE I
                                                           TO SECURITY AGREEMENT




                           FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS


                        Uniform Commercial Code Filings

   Name of Grantor                                          Filing Jurisdiction
   ---------------                                          -------------------

                                                                     SCHEDULE II
                                                           TO SECURITY AGREEMENT




                       INVENTORY AND EQUIPMENT LOCATIONS

         Name of Grantor                                       Location
         ---------------                                       --------

                                                                   SCHEDULE III
                                                          TO SECURITY AGREEMENT



                              RECORDS OF ACCOUNTS


         Name of Grantor                                 Location
         ---------------                                 --------

                                                                     SCHEDULE IV
                                                           TO SECURITY AGREEMENT


Item A.  Copyrights/Mask Works


                        Registered Copyrights/Mask Works
                        --------------------------------

Grantor          Registration No.                            Registration Date                   Author(s)            Title
-------          ----------------                            -----------------                   ---------            -----





             Copyright/Mask Work Pending Registration Applications
             -----------------------------------------------------

Grantor          Serial No.      Filing Date                Author(s)                    Title
-------          ----------      -----------                ---------                    -----





Item B.  Copyright/Mask Work Licenses

                                                                  Effective        Expiration      Subject
Grantor        Licensor      Licensee       Registration No.        Date              Date         Matter
-------        --------      --------       ----------------      ---------        -----------     -------


                                                                      SCHEDULE V
                                                           TO SECURITY AGREEMENT




Item A.  Patents


                                 Issued Patents
                                 --------------

Grantor             Patent No.                       Issue Date               Inventor(s)                  Title
-------             ----------                       ----------               -----------                  -----





                          Pending Patent Applications
                          ---------------------------


Grantor             Serial No.                       Filing Date              Inventor(s)                  Title
-------             ----------                       -----------              -----------                  -----






Item B.  Patent Licenses


                                                               Effective        Expiration         Subject
Grantor        Licensor      Licensee       Patent No.           Date              Date            Matter
-------        --------      --------       ----------         ---------        -----------        -------


                                                                    SCHEDULE VI
                                                          TO SECURITY AGREEMENT



Item A.  Trademarks


                             Registered Trademarks
                             ---------------------


Grantor                   Trademark               Registration No.                           Registration Date
-------                   ---------               ----------------                           -----------------






                         Pending Trademark Applications
                         ------------------------------


Grantor                   Trademark                Serial No.                                Filing Date
-------                   ---------                ----------                                -----------





Item B.  Trademark Licenses

                                                                                     Effective     Expiration
Grantor       Trademark         Licensor     Licensee         Registration No.         Date           Date
-------       ---------         --------     --------         ----------------       ---------     -----------


                                                                   SCHEDULE VII
                                                          TO SECURITY AGREEMENT



                       Trade Secret or Know-How Licenses
                       ---------------------------------

                                                                    Effective        Expiration         Subject
Grantor                   Licensor                Licensee             Date             Date            Matter
-------                   --------                --------             ----             ----            ------


                                                                  SCHEDULE VIII
                                                          TO SECURITY AGREEMENT



                                Deposit Accounts
                                ----------------


                                                                                                                Account
Grantor                   Bank                    Address of Bank             Type of Account                    Number
-------                   ----                    ---------------             ---------------                    ------


                                                                        ANNEX 1
                                                          TO SECURITY AGREEMENT



                 SUPPLEMENT NO.        dated as of                      , to
                 the Security Agreement dated as of March 30, 1998 (the "Security Agreement"), among EVENFLO & SPALDING HOLDINGS CORPORATION, a Delaware corporation ("Holdings"), SPALDING & EVENFLO COMPANIES, INC., a Delaware corporation (the "Borrower"), each of the Subsidiaries (such term and each other capitalized term used but not defined herein having the meaning given it in the Security Agreement) and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties.

                 A. Reference is made to the Liquidity Facility, dated as of March 30, 1998 (as amended, amended and restated or otherwise modified from time to time, the "Liquidity Facility"), among the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Syndication Agent.

                 B. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans pursuant to, and upon the terms and subject to the conditions specified in, the Liquidity Facility. Pursuant to the Liquidity Facility, each Subsidiary that was not in existence or not a Subsidiary on the date thereof is required to enter into the Security Agreement as a Grantor upon becoming a Subsidiary. Section 26 of the Security Agreement provides that additional Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Grantor") is a Subsidiary of Holdings and is executing this Supplement in accordance with the requirements of the Liquidity Facility to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

                 Accordingly, the Administrative Agent and the New Grantor agree as follows:

                 SECTION 1. In accordance with Section 26 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

                 SECTION 2. The New Grantor represents and warrants to the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws effecting creditors' rights generally and equitable principles of general applicability.

                 SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Administrative Agent.

                 SECTION 4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

                 SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                 SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature, with a copy to the Borrower.

         IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                          [NAME OF NEW GRANTOR]


                                          By: ______________________________
                                              Name:
                                              Title:

                                          Address: _________________________

                                                   _________________________

                                          Fax No.: _________________________

                                          Attention:________________________



                                          BANK OF AMERICA NATIONAL SAVINGS &
                                          TRUST ASSOCIATION, as
                                          Administrative Agent



                                          By: ______________________________
                                              Name:
                                              Title:

                                          Address: _________________________

                                                   _________________________

                                          Fax No.: _________________________

                                          Attention:________________________




                                      -2-